EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes−Oxley Act of 2002)
In connection with this Quarterly Report of ChromaDex Corporation (the “Company”) on Form 10−Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert N. Fried, Chief Executive Officer of the Company, and Ozan Pamir, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes−Oxley Act of 2002, that, to our knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2024	/s/ ROBERT N. FRIED
Robert N. Fried
Chief Executive Officer

/s/ OZAN PAMIR
Ozan Pamir
Chief Financial Officer
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.